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               FIRST AMENDMENT TO CREDIT AGREEMENT
                   (Servicing Credit Facility)




          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (Servicing Credit Facility) (the "Amendment"), dated as of January 26, 1996, is made by and among the Lenders party to the Original Agreement (as defined below) from time to time, CHEMICAL BANK, a New York banking corporation, as Administrative Agent for the Lenders, FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Co-Agent for the Lenders, and HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership (the "Borrower").

     A. The Administrative Agent and the Co-Agent (for themselves and on behalf of the Lenders from time to time), and the Borrower entered into that certain Credit Agreement (Servicing Credit Facility) dated as of July 31, 1995 (the "Original Agreement," as amended, modified or supplemented from time to time, the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

     B. The Borrower has requested that the Lenders agree to certain amendments to the Agreement and the Lenders have agreed to such amendments on the terms and conditions set forth herein.

          ACCORDINGLY, the parties hereto agree as follows:

          Section 1.          Amendment.  Effective as of the
Effective date (as defined below), the Agreement is amended as follows:

          (a) The definition of "Cash Flow" in Section 1 is hereby deleted and replaced with:

               ""Cash Flow" shall mean, for any fiscal quarter, an amount equal to the net income of the Borrower for that fiscal quarter plus all depreciation, amortization, deferred taxes, other non-cash charges and interest incurred on all Loans for that fiscal quarter and (a) minus non-cash income and (b) plus non-cash expense, in each case associated with the recordation of fees resulting from the application of SFAS No. 91 for that fiscal quarter and (x) minus non-cash income associated with the recordation of gain on sale of Mortgage Loans and (y) plus cash proceeds arising from the sale of mortgage servicing rights which have not already been included in net income, in each case resulting from the application of SFAS No. 122 for that fiscal quarter. As used herein, "SFAS" shall mean the Statements of Financial Accounting Standards as adopted by the Financial Accounting Standards Board."

          (b) Clause (a) of the definition of "Specialty Mortgage Products" in Section 1 is hereby deleted and replaced with "(a) home equity revolving lines of credit and home equity close-ended loans, including Eligible Home Equity Loans (as defined in the Warehouse Credit Agreement)."

          (c) The definition of "Required Lenders" in Section 1 is hereby deleted and replaced with:

               ""Required Lenders" shall mean, at any time, Lenders having at least sixty-six and two-thirds (66 2/3%) percent of the Commitments or, if there are no Commitments, then Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the aggregate unpaid principal amount of the Loans then outstanding.""

          (d)  The date "July 31, 1996" in Section 2.2 and in
Section 2.9(a) is hereby deleted and replaced with "July 30, 1996."

          (e)  The phrase "Harbourton Financial Services L.P."
wherever it appears in clauses (i) and (ii) of Section 5.1(a) is deleted and replaced with "Harbourton Financial Services."

          (f) Section 5.2(d) is hereby deleted and replaced with:

               "(d) Cash Flow to Scheduled Term Debt Service. Permit the ratio (the "DSCR") of its Cash Flow to Scheduled Term Debt Service for any period of four consecutive fiscal quarters (as determined at the end of each fiscal quarter) to be less than 1.20:1.0. Notwithstanding anything to the contrary herein, including the definition of Cash Flow or Scheduled Term Debt Service, the ratio described in the preceding sentence will be determined at the end of each fiscal quarter based on the Cash Flow and Scheduled Term Debt Service for the preceding four fiscal quarters (including the current quarter), subject to phase in as follows: at the end of the first quarter of 1996, the DSCR shall be based on the Cash Flow and Scheduled Term Debt Service for such first quarter of 1996, at the end of the second quarter of 1996, the DSCR shall be based on the Cash Flow and Scheduled Term Debt Service for such first and second quarters of 1996 (including the current quarter), at the end of the third quarter of 1996; the DSCR shall be based on Cash Flow and Scheduled Term Debt Service for such first, second and third quarters of 1996 (including the current quarter); and at the end of the fourth quarter of 1996, the DSCR shall be based on the Cash Flow and Scheduled Term Debt Service for such first through fourth quarters of 1996 (including the current quarter). Thereafter, the DSCR shall be based on the preceding four quarters (including the current quarter)."

          (g) Clause (vi) of Section 5.2(e) is hereby deleted and replaced with :

               "(vi) investments in Specialty Mortgage Products (including Eligible Home Equity Loans included in the Tranche A Borrowing Base under (and as defined in) the Warehouse Credit Agreement) in an aggregate amount not to exceed $45,000,000; provided that all Specialty Mortgage Products other than Eligible Home Equity Loans shall be covered by Take-Out Commitments from Approved Investors that are not Affiliates of the Borrower that are in full force and effect except for Specialty Mortgage Products with an unpaid principal balance not exceeding $20,000,000 in the aggregate at any time;"

          (h) Section 8.6(c) is hereby deleted and replaced with:

               "(c) Any Lender (an "Assigning Lender") may at any time and from time to time propose that a financial institution (an "Assignee Lender") become a Lender hereunder and under the Warehouse Credit Agreement by way of assignment of all or a portion of such Assigning
     Lender's Commitments and a proportionate share of its Loans (provided that such Assignee Lender shall, after giving effect to the proposed assignment, have aggregate Commitments hereunder, when combined with its Commitments under and as defined in the Warehouse Credit Agreement, in an amount no less than $25,000,000); provided that (i) such Assigning Lender shall retain aggregate Commitments in an amount no less than $25,000,000 when combined with its Commitments under and as defined in the Warehouse Credit Agreement after giving effect to such sale or assignment and any simultaneous sale or assignment under the Warehouse Credit Agreement; (ii) such Assigning Lender shall assign the same proportionate share of (A) its Tranche B Commitment, its Tranche C Commitment and its Tranche D Commitment, and (B) its Tranche A Loans, its Tranche B Loans, its Tranche C Loans and its Tranche D Loans; (iii) unless such assignment is being made in connection with the addition of an Applicant Lender (as defined in the Warehouse Credit Agreement) as a lender under the Warehouse Credit Agreement, such Assigning Lender shall simultaneously assign the same proportionate share of its Warehouse Commitments and Warehouse Loans to such Assignee Lender (it being the intention of the parties that each Lender shall at all times have the same proportionate share of Loans and Commitments under this Agreement as it has under the Warehouse Credit Agreement); and (iv) the Assigning Lender or the Assignee Lender shall have paid a $2,500 assignment fee to the Administrative Agent, unless such assignment is being made in connection with the addition of an Applicant Lender (or an increase by an Existing Applicant Lender) as a Lender under the Warehouse Credit Agreement, in which case the Borrower shall have paid such $2,500 assignment fee to the Administrative
     Agent. Such Assigning Lender shall notify the Borrower, the Administrative Agent and each of the other Lenders of the identity of such Assignee Lender and of such Assignee Lender's proposed aggregate Commitments hereunder. Upon such Assignee Lender's addition as a Lender hereunder, such Assignee Lender shall become a party hereto and a Lender hereunder, shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and under the other Loan Documents, and shall be subject to all obligations of a Lender hereunder and under the other Loan Documents; and such Assigning Lender shall be released from its obligations hereunder and under the other Loan Documents to the extent such obligations have been assumed by such Assignee Lender. In addition to and not in limitation of the foregoing, each Lender agrees to assign a portion of its Loans and Commitments hereunder to any Applicant Lender under the Warehouse Credit Agreement that becomes a Lender thereunder, as required under Section 8.6(c) of the Warehouse Credit Agreement, so that such Applicant Lender and each other Lender shall have the same proportionate share of Loans and Commitments hereunder as it has under the Warehouse Credit Agreement."

          (i)  Borrower hereby agrees to pay to the
     Administrative Agent on behalf of such Lender, in connection with all further amendments, modifications and supplements to the Agreement, a fee of $1,500 for each Lender (provided that if the Agreement and the Warehouse Credit Agreement are being amended at the same time, such fee shall only be required to be paid under the Warehouse Credit Agreement).

          Section 2.          Representations and Warranties.
The Borrower represents and warrants that, as of the Effective Date, both before and after giving effect to the funding of any Loans on the Effective Date, all of the representations and warranties made by it in the Loan Documents are true and correct and no Potential Default or Event of Default has occurred and is continuing. All authorizations and approvals necessary for the execution of this Amendment have been obtained by the Borrower and its general partner and this Amendment has been duly authorized, executed and delivered by the Borrower.

          Section 3.          No Claims.  The Borrower
represents, warrants, covenants and agrees that there exist no defenses, counterclaims, deductions or offsets to its obligations for the payment of the indebtedness evidenced by the Notes or to the performance of all of its other obligations under the Notes or the other Loan Documents.

          Section 4.          Effectiveness.  This Amendment
shall become effective as of the date (the "Effective Date"), on which each of the following conditions has been satisfied:

               (a) The Borrower shall have delivered to the Administrative Agent, in form and substance and in quantities reasonably satisfactory to the Administrative Agent and its counsel, each of the following:

                    (i)  this Amendment, the Omnibus Assignment
                         Agreement (Servicing Credit Facility),
                         and the promissory note in favor of Bank
                         America, NT&SA, each duly executed and
                         delivered by the applicable parties
                         hereto;

                    (ii) a certified copy of the partnership
                         authorization of the Borrower and the
                         resolutions of the general partner of
                         the Borrower and the Guarantors
                         approving the execution, delivery and
                         performance of this Amendment and the
                         transactions contemplated herein;

                    (iii)     an opinion of Borrower's and
                         Guarantors' counsel, in form and
                         substance satisfactory to the
                         Administrative Agent, as to the due
                         authorization, execution and delivery,
                         and enforceability, of this Amendment
                         and all other documents delivered in
                         connection herewith; and

                    (iv) such other documents, instruments and
                         agreements, duly executed, deemed
                         necessary or appropriate by the
                         Administrative Agent.

               (b) All conditions precedent to the "Effective Date" under and as defined in the Second Amendment to Credit Agreement (Revolving Warehouse Credit Facility) (the "Warehouse Amendment") shall have been satisfied (other than the condition precedent set forth in Section 5(b) thereto).

               (c) The Borrower shall have paid all out-of-pocket costs and expenses of the Administrative Agent, including reasonable attorneys' fees and expenses of its outside counsel, in connection with the preparation, negotiation, execution and delivery of this Amendment.

               (d)  The Borrower shall have paid to the
Administrative Agent on behalf of each Lender a fee of $1,500 for each Lender in connection with the execution and delivery of this Amendment and the Warehouse Amendment.

               (e) All acts and conditions required to be done and performed and to have happened prior to the execution, delivery and performance of this Amendment to cause the Amendment to be the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Administrative Agent and waived by all of the Lenders in writing.

          Section 5. Guaranty Reaffirmation. Each Guarantor hereby acknowledges and agrees that its obligations under its respective Guaranty may be increased and/or otherwise affected by this Amendment and confirms that it shall continue to be bound by its obligations under such Guaranty as so increased and/or affected by this Amendment and agrees that such Guaranty is hereby ratified and confirmed in all respects (it being understood and agreed that that such reaffirmation and agreement is not required by the terms of the Guaranty and that the Borrower, the Administrative Agent and the Lenders may amend the Loan Documents without the consent of the Guarantors).

          Section 6. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                              BORROWER:

                              HARBOURTON MORTGAGE CO., L.P.
                              By:  Harbourton Funding Corporation
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President

                              GUARANTORS:

                              HARBOURTON FINANCIAL SERVICES L.P.
                              By:  Harbourton Mortgage
                              Corporation
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President

                              WESTERN SUNRISE HOLDINGS, L.P.
                              By:  Harbourton Funding
                              Corporation,
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President


                              CHEMICAL BANK, as Administrative
Agent
                              and as a Lender

                              By:
                                 Katherine W. Sheppard
                                 Vice President



                              FIRST BANK NATIONAL ASSOCIATION,
                                  as Co-Agent and as a Lender

                              By:
                              Name:
                              Title:


                              THE BANK OF NEW YORK,
                                  as a Lender

                              By:
                              Name:
                              Title:


                              BANK ONE TEXAS,
                                  as a Lender

                              By:
                              Name:
                              Title:


                              GUARANTY FEDERAL BANK, FSB
                                  as a Lender

                              By:
                              Name:
                              Title:


                              COMERICA BANK,
                                  as a Lender

                              By:
                              Name:
                              Title:


                              PNC BANK KENTUCKY,
                                  as a Lender

                              By:
                              Name:
                              Title:


                              BANK OF AMERICA, NT & SA,
                                  as a Lender

                              By:
                              Name:
                              Title: